SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): September 15, 2004
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                            INTERNATIONAL STAR, INC.
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               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
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(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


        2266 Chestnut Bluffs, Henderson, NV                       89052
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 897-5338
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          (Former name or former address, if changed since last report)

ITEM 7.1  -  REGULATION FD DISCLOSURE

     On September 15, 2004 International Star, Inc. issued a press release announcing results of testing on its Detrital Wash property in Mojave County, Arizona. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.1 EXHIBIT INDEX


     Ex. 99.1  -  Press Release



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


                                     By:

Dated: September 15, 2004            /s/ Robert L. Hawkins
                                     -------------------------------------
                                     Robert L. Hawkins
                                     President and Chief Executive Officer